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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 11, 2008
                                                        ------------------

                        TRI-COUNTY FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      Maryland                         0-18279               52-1652138
      --------                        ---------              ----------
(State or other Jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)         Identification No.)

                 3035 Leonardtown Road, Waldorf, Maryland 20601
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (301) 645-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.
            ------------

      On September 11, 2008, Tri-County Financial Corporation (the "Company"), the holding company for Community Bank of Tri-County (the "Bank"), announced that the United States Department of Treasury's seizure of control of Fannie Mae and Freddie Mac on September 7, 2008 and its prohibition on those entities from paying dividends on its common and preferred securities will not have a material impact on the results of operation or capital of the Company or the Bank.

      A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

        (a) Financial Statements of Businesses Acquired: Not applicable

        (b) Pro Forma Financial Information:  Not applicable

        (c) Shell Company Transactions:  Not applicable

        (d) Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated September 11, 2008

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 11, 2008              By: /s/ William J. Pasenelli
                                           -----------------------------------
                                           William J. Pasenelli
                                           Executive Vice President and Chief
                                             Financial Officer